PROSPECTUS

November 1, 2005

AMERISTOCK MUTUAL FUND, INC.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1320 Harbor Bay Parkway, Suite 145

Alameda, CA  94502

(800) 394-5064

www.ameristock.com

AMERISTOCK MUTUAL FUND, INC.

Minimum Investment:	$1,000
Sales Charge:	None, 100% No-Load
12b-1 Fee:	None

Ameristock Mutual Fund, Inc. is a mutual fund with an investment objective of seeking total return through capital appreciation and current income by investing primarily in equity securities.

November 1, 2005

TABLE OF CONTENTS

RISK/RETURN SUMMARY

FEES AND EXPENSES

HOW TO BUY SHARES

HOW TO REDEEM SHARES

FREQUENT TRADING IN FUND SHARES

NET ASSET VALUE

INVESTMENT MANAGEMENT

FUND HOLDINGS INFORMATION

DIVIDENDS AND TAXES

OTHER INFORMATION

PRIVACY POLICY

FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY

Investment Objective

The investment objective of Ameristock Mutual Fund, Inc. (the “Fund”) is to seek total return through capital appreciation and current income by investing primarily in equity securities.

Principal Investment Strategies

The Fund pursues its investment objective principally by investing in common stock of large capitalization companies headquartered in the United States.  For purposes of the Fund, a large capitalization company is one with a market capitalization of at least $15 billion.  To achieve the current income component of this Fund’s investment objective, the Fund invests primarily in large capitalization companies which pay dividends.

This Fund emphasizes a “value” style of investing.  For example, shares of companies with lower ratios of share price to earnings, sales and book value and higher dividend yields than those of other large capitalization companies will be considered attractive investments.  However, to a lesser extent the Fund may also invest in large capitalization stocks experiencing accelerated earnings or revenue growth (“growth stocks”) in order to be represented in that portion of the stock market.  The Fund will sell a stock when the Fund’s investment adviser decides that it no longer meets the investment criteria described above.

Under normal market conditions, this Fund will invest at least 80% of the value of its net assets in common stock of large capitalization companies headquartered in the United States.  However, the Fund may temporarily invest a lower percentage of its assets in accordance with such strategies in the event of a domestic or international event which has significantly disrupted, or in the opinion of the Fund’s investment adviser will materially disrupt, the stock market.  In these circumstance, the Fund may hold a higher percentage of its assets in cash, cash equivalents or short term fixed income securities.  If the Fund does so, the Fund may not achieve its investment objective.

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Principal Risks

Investment in the Fund is subject to the following principal risks:

•                  The value of securities in the Fund’s portfolio will go up and down.  Consequently, the Fund’s share price may decline and you could lose money.

•                  The stock market is subject to significant fluctuations in value as a result of political, economic and market developments.  If the stock market declines in value, the Fund is likely to decline in value.

•                  Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund may decline in value, thereby causing the Fund to decline in value.

•                  There is no assurance that the Fund’s “value” style of investing will achieve its desired result.  In fact, the Fund may decline in value as a result of emphasizing this style of investing.  Securities purchased by the Fund may remain undervalued by the market, or may not actually have the potential for appreciation that the Fund’s investment adviser originally expected.

•                  “Growth” stocks generally are more expensive relative to their earnings or assets than other types of stocks.  Consequently, these stocks are more volatile than other types of stocks.  In particular, growth stocks are very sensitive to changes in their earnings.  Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in the Fund’s share price.

•                  An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

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Bar Chart and Performance Table

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the life of the Fund and by showing how the Fund’s average annual returns for one-year and five-year periods and the life of the Fund compare to those of a broad-based securities market index.  How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

Ameristock Mutual Fund, Inc.

*The Fund’s return for the six-month period ended June 30, 2005 was –2.17%.

High and Low Quarterly Returns.  During the periods reflected in the above chart, the highest return for a quarter was 19.10% (quarter ended December 31, 1998) and the lowest return for a quarter was –18.45% (quarter ended September 30, 2002).

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Average Annual Total Returns (1) (For the periods ended December 31, 2004)

	1 Year	5 Years	Life of Fund(2)
Return Before Taxes	5.52%	5.60%	14.18%
Return After Taxes on Distributions	4.59%	4.72%	13.21%
Return After Taxes on Distrubutions and Sale of Fund Shares	3.58%	4.32%	12.14%
S&P 500 Index(3)	10.88%	-2.30%	10.40%

(reflects no deduction for fees, expenses, or taxes)

(1)       After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)       Since August 31, 1995.

(3)       The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks.  The Index performance set forth above reflects the reinvestment of dividends.  It is an unmanaged index and therefore does not reflect any management fees of transaction costs.

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FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Ameristock Mutual
	Fund, Inc.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load)
Imposed on Purchases	None
Maximum Deferred
Sales Charge (Load)	None
Redemption Fee(1)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(2)	0.77%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00	%(3)
Total Annual Fund Operating Expenses	0.77%
Fee Waiver	0.00	%(4)
Net Expenses	0.77%

(1)       There is a charge of $20.00 for each wire redemption.

(2)       The Fund’s investment adviser has contractually agreed to pay all operating expenses of the Fund except for brokerage, taxes, interest, extraordinary expenses, and non-interested director fees.

(3)       Amounts are less than .005%.

(4)       The investment adviser for the Fund has agreed to waive a portion of its investment advisory fee for the Fund in the amount of 0.05% of the Fund’s average net assets in excess of $2 billion.  This waiver did not reduce the advisory fee paid by the Fund during its most recently completed fiscal year, as the assets of the Fund did not exceed $2 billion at any time during the fiscal year.  The waiver will remain in effect until at least June 30, 2006 and, thereafter, may be revoked by the investment adviser at any time on at least sixty (60) days’ notice to the Fund.

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Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in a Fund for the time periods indicated and that you redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$79	$246	$428	$954

HOW TO BUY SHARES

Shares of the Fund are purchased at the net asset value per share (as described in “Net Asset Value” below) next determined after receipt by the Fund’s Transfer Agent (or an Intermediary as discussed below) of your investment in proper form as described below.  There are no sales charges.  The minimum initial investment is $1,000 and minimum subsequent investments (excluding reinvestments of dividends and capital gains) are $100.

To purchase shares, complete and sign the Application to Buy Shares (or investment stub in the case of a subsequent purchase) and mail it, together with your personal check payable to Ameristock Mutual Fund, Inc.:

First Class Mail:

Ameristock Mutual Fund

P.O. Box 44266

Denver, CO  80201-4266

Overnight Mail:

Ameristock Mutual Fund

c/o ALPS Mutual Fund Services

1625 Broadway, Suite 2200

Denver, CO 80202

To purchase shares by wire, transmit funds from your account to:

State Street Bank & Trust

225 Franklin Street

Boston, MA  02171

ABA #011000028

DDA #42996082

Account Name:  Ameristock Mutual Fund

Shareholder Account #

Shareholder Name

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Your investment will be considered to be in “proper form” if it includes a personal check or wire funds transmission from your account together with a completed Application to Buy Shares or (in the case of a subsequent purchase) a completed investment stub from a previous purchase or sale confirmation.  The Fund will not accept cash, cashier’s checks, money orders, credit card convenience checks, traveler’s checks, third party checks or third party wire transfers.

Each investment in the Fund, including dividends and capital gains distributions reinvested, is acknowledged by a statement showing the number of shares purchased, the net asset value at which the shares are purchased, and the new balance of Fund shares owned.  For reasons of economy and convenience, the Fund will not issue certificates for shares purchased.

You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides record keeping and consulting services to 401(k) plans or other employee benefit plans (an “Intermediary”).  Intermediaries may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund.  Intermediaries may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.  Therefore, it may cost more for you to purchase shares through an Intermediary than to purchase shares directly from the Fund.  An Intermediary, rather than you as its customer, may be the shareholder of record of your shares.  In general, purchase or redemption requests made through an Intermediary will be priced based on the net asset value next calculated after receipt of the request by the Intermediary, even if the Intermediary submits such requests to the Fund after such net asset value has been calculated.  The Fund is not responsible for the failure of any Intermediary to carry out its obligations to its customers.  Intermediaries may receive compensation from the Fund’s investment adviser for making the Fund available to their customers (such payments are sometimes referred to as “revenue sharing”), and for the recordkeeping and similar administrative services the Intermediaries provide to their customers.  While the Investment Adviser does not believe that the Fund is provided any increased distribution services or prominence by any Intermediary as compared to other funds offered by the Intermediary, a particular Intermediary’s compensation arrangements may vary from fund to fund, and an Intermediary therefore may have a financial incentive to have its customers purchase shares of the Funds over other funds that it offers.

The Fund reserves the right not to accept purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders.  See “Frequent Trading in Fund Shares” below.

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HOW TO REDEEM SHARES

General

You may redeem (sell) your shares at any time.  The Fund makes payment by check for the shares redeemed within seven days after it receives a properly completed redemption request (in accordance with the procedures described in “Redemption by Mail” or “Redemption by Telephone,” below), except as described below.  The redemption price per share is the net asset value (determined as described under “Net Asset Value”) next calculated after receipt of a properly completed redemption request by the Transfer Agent or an Intermediary.  Because net asset value fluctuates, the amount received upon redemption may be more or less than the amount paid for the shares.

Where an investor requests wire payment, the Transfer Agent will normally wire the redemption proceeds the next business day by federal funds only to the bank and account designated on the Application to Buy Shares, or in written instructions subsequently received by the Transfer Agent, and only if the bank is a commercial bank that is a member of the Federal Reserve System.  The Transfer Agent currently charges a $20.00 fee for each payment made by wire of redemption proceeds, which fee will be deducted from the investor’s account.

Payment of redemption proceeds with respect to shares purchased by check will not be made until the check or payment received for investment has cleared, which may take up to 11 business days.

Under unusual circumstances, redemption proceeds may be paid in whole or in part in securities or other property rather than in cash.

The Fund reserves the right to suspend or postpone redemptions during any period: (1) when trading on the New York Stock Exchange is restricted, (ii) when, as a result of an emergency, it is not reasonably practical for the Fund to dispose of, or determine the fair market value of, its assets, or (iii) as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.  In addition, anti-money laundering and similar government regulations may require the Fund to block a shareholder’s account and thereby refuse to pay any redemption request until instructions are received from the appropriate regulator.  If the net asset value of the shares in an account is less than $1,000 as a result of previous redemptions and not market declines, the Fund may notify the shareholder that unless the account value is increased to at least the minimum within 60 days the Fund will redeem all shares in the account and pay the redemption price to the shareholder.

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Redemption by Mail

Each Fund will redeem all or any part of shares owned upon written request delivered to the Fund at:

First Class Mail:

Ameristock Mutual Fund

P.O. Box 44266

Denver, CO  80201-4266

Overnight Mail:

Ameristock Mutual Fund

c/o ALPS Mutual Fund Services

1625 Broadway, Suite 2200

Denver, CO 80202

The redemption request must:

1.               Include your name and account number.

2.               Specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed.

3.               Be signed by all owners exactly as their names appear on the account.

4.               Include a signature guarantee from any “eligible guarantor institution” as defined by the rules under the Securities Exchange Act of 1934 if (i) you want to change ownership of the account, (ii) you want the redemption proceeds sent to a different address from that registered on the account, (iii) the proceeds are to be made payable to someone other than the account owner(s), (iv) the redemption request is made within 15 days after you request a change to the account owner or address, or (v) the redemption request is for $25,000 or more.  Eligible guarantor institutions include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations clearing agencies, and savings associations.  A notary public is not an eligible guarantor.

In the case of shares being redeemed from an IRA or other qualified retirement account, a statement of whether or not federal income tax should be withheld is needed; otherwise federal tax will automatically be withheld.

In the case of shares registered in the name of a corporation or other legal entity, the redemption request should be signed in the name of the corporation or entity by an officer whose title is stated, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act must be furnished.

Redemption by Telephone

You may redeem shares by telephone by calling the Fund at (800) 394-5064.  In order to use the telephone redemption procedure, a shareholder must have elected this

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procedure in writing, and the redemption proceeds must be mailed directly to the investor or transmitted to the investor’s predesignated account at a domestic bank.  To change the designated account or address, a written request with signature(s) guaranteed must be sent to the Transfer Agent at least 15 days before the telephone redemption request.

By electing the telephone redemption option, you may be giving up a measure of security that you might have if you were to redeem your shares in writing.  For reasons involving the security of your account, you will be required to provide certain account information before your instructions will be carried out, and the telephone transaction may be tape recorded.  The Transfer Agent has adopted these procedures to reasonably verify that telephone instructions are genuine.  If it follows those procedures, neither the Funds nor the Transfer Agent will be responsible for the authenticity of telephone instructions and will not be responsible for any loss, damage, cost or expense arising out of any telephone instructions received for an account.  Furthermore, you agree to hold harmless and indemnify the Fund, the Transfer Agent, and any affiliated officers, employees, directors, and agents from any losses, expenses, costs or liabilities (including attorneys’ fees) that may be incurred in connection with either the written or telephone redemption procedures.

FREQUENT TRADING IN FUND SHARES

The Fund is intended for long-term investors, not for frequent traders, and the Fund’s Board of Directors has adopted policies and procedures relating to frequent trading of Fund shares (the “Frequent Trading Policies”).  Some persons engaged in frequent trading of a mutual fund’s shares may be attempting to predict short-term market movements, while others may be using arbitrage strategies by attempting to exploit differences between the value of a fund’s investments used in determining the fund’s net asset value and the actual value of such investments.  All frequent trading activity may increase a fund’s operating costs, including the brokerage commissions it pays, and disrupt its portfolio management, including by causing the fund’s manager to hold more cash than otherwise would be the case in order to meet the redemption requests of market timers.  In addition, arbitrage strategies, if successful, will dilute the value of shares held by long-term investors.

As noted above, the Fund reserves the right not to accept purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders, including purchase orders determined to be part of a strategy of frequent trading in Fund shares.  The Frequent Trading Policies do not impose specific frequent trading restrictions, such as redemption fees or restrictions on the number of purchases or redemptions a shareholder may make during a given time period, and do not provide for regular monitoring for frequent trading activity.  The Fund’s Board of Directors and its investment adviser believe that specific restrictions and active monitoring are unnecessary because, in light of the Fund’s policy of investing principally in securities of large capitalization domestic companies, frequent trading has not been, and is not likely to become, a serious problem for the Fund.

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Shares of the Fund are frequently held in omnibus accounts in the name of a brokerage firm, retirement plan administrator or other entity as nominee for the benefit of its customers (“nominees”).  In these cases, neither the Fund nor its transfer agent generally will be aware of the identity or trading activity of particular beneficial owners of the Fund’s shares.  In consideration of this, the Frequent Trading Policies provide that all agreements entered into after the adoption of such Policies between the Fund, its investment adviser and/or its distributor on the one hand and nominees on the other should require the nominee to assist the Fund in monitoring for market timing activity and in rejecting purchase orders where appropriate.  Furthermore, rules recently adopted by the Securities and Exchange Commission require that the Fund, by October 16, 2006, enter into a written agreement (or amend an existing agreement) with each nominee under which the nominee will agree to provide the Fund with certain shareholder identity and transaction information at the request of the Fund.  In addition, frequent trading activity by beneficial owners may become apparent from the purchase and sale activity by the omnibus account through which they own shares or for other reasons.  (Some nominees assess transaction fees on sales of Fund shares held by beneficial owners for less than a specified period (e.g., 30 days), which serves as an additional check on frequent trading activity.)

NET ASSET VALUE

Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day.  The net asset value per share of the Fund is computed by dividing the value of the Fund’s net assets by the total number of shares of the Fund outstanding.  The Fund’s investments are valued primarily on the basis of market quotations.  If market quotations for an investment are not readily available or are suspect, the investment will be valued at its “fair value” as determined in good faith by, or under procedures adopted by, the Fund’s Board of Directors.  Market quotations may be considered unavailable or suspect when, for example: (1) significant events have occurred between the time of the market quotation and the valuation of the Fund’s assets that may materially impact the value of the security; (2) the security’s trading has been halted, suspended or the security has not traded since the prior day, or there is a thin market in the security; or (3) the security’s primary trading market is closed at a time when it normally would be open.

The use of fair value pricing may result in changes to the values determined for the Fund’s investments, which may in turn affect the Fund’s net asset value.  In addition, there can be no assurance that the Fund will be able to obtain the fair value assigned to a security when that security is sold.  Because the Fund invests principally in large capitalization domestic companies, it expects that the need to value any Fund investments based on fair value will arise only infrequently.  Nonetheless, the Fund’s Board of Directors will review the Fund’s fair value procedures at least annually for their continuing appropriateness, and will review any fair value determinations made under the procedures on at least a quarterly basis.

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The Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when such Fund does not price its shares.  As a result, the value of each Fund’s portfolio securities may change on days when a Fund’s net asset value per share is not determined and shareholders are not able to purchase or redeem such Fund’s shares.

INVESTMENT MANAGEMENT

The Fund has retained as its investment adviser Ameristock Corporation (the “Adviser”), an investment management organization.  The Adviser has acted as the investment adviser to Ameristock Mutual Fund, Inc. since its inception in 1995.  The Adviser manages the investment of the Fund and is responsible for the overall management its business affairs.  Currently, the Fund is the only investment advisory client of the Adviser.  The Adviser’s address is 1320 Harbor Bay Parkway, Suite 145, Alameda, California 94502.

For the services of the Adviser, the Fund pays as compensation a fee, accrued daily and payable monthly, at an annual rate of 1.00% of the Fund’s average net assets up to $100 million and .75% of average net assets thereafter.  The Adviser pays all of the operating expenses of the Fund except for brokerage, taxes, interest, extraordinary expenses and non-interested director fees.

The Adviser has agreed to waive a portion of its advisory fee for the Fund in the amount of 0.05% of the Fund’s average net assets in excess of $2 billion.  Consequently, while such waiver is in effect, the Fund will pay the Adviser a fee at an annual rate of 1.00% of the Fund’s average net assets up to $100 million, 0.75% of the net assets over $100 million but not in excess of $2 billion, and 0.70% of the net assets over $2 billion.  This waiver will remain in effect until at least June 30, 2006.  Thereafter, the Adviser may revoke the waiver at any time on at least sixty (60) days’ notice to the Fund.

The advisory fee received by the Adviser from the Fund for the fiscal year ended June 30, 2005 was 0.77% of average net assets.

Nicholas D. Gerber, the President of the Adviser, has been the portfolio manager of the Fund since its inception in 1995.  Andrew Ngim has been the co-portfolio manager of the Fund since 2000.  Mr. Ngim has been a Managing Director of Ameristock Corporation since 1999.  The Fund’s Statement of Additional Information (“SAI”) provides additional information about the portfolio managers’ compensation and their ownership of Fund securities.

FUND HOLDINGS INFORMATION

Information regarding the securities held by the Fund is available on the Fund’s website (www.ameristock.com).  Specifically, the complete holdings of the Fund as of the end

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of the prior month are included as part of the Fund’s most recent “Factsheet,” which is posted to the website within several business days after the end of the month and is maintained on the website at least until the Fund has filed its quarter-end holdings with the Securities and Exchange Commission as required.  The Fund’s SAI includes a more detailed description of the Fund’s policies and procedures with respect to the disclosure of the portfolio securities held by the Fund.

DIVIDENDS AND TAXES

The Fund declares and pays any dividends annually to shareholders.  Dividends are paid to all shareholders invested in the Fund as of the record date.  The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually.  Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you elect cash payments on the Application to Buy Shares.

If you purchase shares just before the Fund declares a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in shares.  That distribution likely will be taxable to you depending on the circumstances.  Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a dividend or capital gain distribution.  Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns.  Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund.  Fund distributions of short-term capital gains are taxable to you as ordinary income.  Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares.  Dividends are generally taxable as ordinary income, although dividends that consist of dividends the Fund has received from qualifying corporations may be qualified dividend income eligible for taxation to individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

Fund distributions may consist of both dividends and capital gains. Redemptions are taxable sales.  Please consult your tax adviser regarding your federal, state and local tax liability.

OTHER INFORMATION

U.S. Bank, 425 Walnut Street, Cincinnati, Ohio 45201 acts as the custodian of the Fund’s investments.

ALPS Mutual Funds Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202, is the transfer agent, administrator and bookkeeping and pricing agent for the

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Fund.  ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202, is the distributor for the Fund.

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, has been selected to serve as the independent registered public accounting firm for the Fund and, as such, audits the annual financial statements of the Fund.

Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, DC  20004-2415, has provided advice on certain matters relating to the federal securities laws.

PRIVACY POLICY

In the course of doing business with the Adviser, its affiliates and the Fund, you share personal and financial information with us.  We treat this information as confidential and recognize the importance of protecting access to it.

Collection of Customer Information

You may provide information when communicating or transacting with us in writing, electronically, or by phone. For instance, information may come from applications, request for forms or literature, and your account positions with us.  On occasion, such information may come from consumer reporting agencies and those providing services to us.

Disclosure of Customer Information

We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the Ameristock family of companies in the course of providing or offering products and services to best meet your needs.  We may also share that information with companies that perform services for us.  When we enter into such a relationship, our contracts restrict the companies’ use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

Security of Customer Information

We require our service providers to maintain physical, electronic, and procedural safeguards to protect your personal information.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information for the fiscal years ended June 30, 2005 and June 30, 2004 has been audited by Tait, Weller & Baker, whose report, along with the Fund’s financial statements, are included in the Fund’s latest Annual Report, which is available upon request.  The information for the three fiscal years ended June 30, 2003 has been audited by another independent accounting firm.

	Year Ended June 30,
	2005	2004	2003	2002	2001
Net Asset Value at Beginning of Year	$39.54	$35.93	$37.57	$42.18	$34.76
Income from Investment Operations
Net Investment Income (1)	0.83	0.75	0.66	0.53	0.59
Net Gains (Losses) on Securities - Realized and Unrealized	0.33	3.49	(1.40)	(4.81)	8.91
Total From Investment Operations	1.16	4.24	(0.74)	(4.28)	9.50

Dividend Distributions
Dividends (from net investment income)	(1.04)	(0.63)	(0.41)	(0.29)	(0.45)
Distributions (from captial gains)	0.00	0.00	(0.49)	(0.04)	(1.63)
Total Distributions	(1.04)	(0.63)	(0.90)	(0.33)	(2.08)

Net Asset Value at End of Period	$39.66	$39.54	$35.93	$37.57	$42.18

Total Return	2.89%	11.88%	(1.77)%	(10.19)%	27.85%

Ratios/Supplemental Data

Net Assets End of Period (millions)	$1,208.54	$1,870.06	$1,601.41	$1,468.39	$756.16
Ratio of Expenses to Average Net Assets	0.77%	0.77%	0.78%	0.77%	0.83%
Ratio of Net Income to Average Net Assets	2.10%	1.96%	1.97%	1.31%	1.50%
Portfolio Turnover Rate*	0.00%	5.96%	3.21%	13.71%	5.97%

(1)  Based on average shares outstanding.

*  A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.  Purchases and sales of investment securities (excluding short-term securities) for the year ended June 30, 2005 were $0 and $656,260,964, respectively.

Notes to Financial Statements appear in the Fund’s Annual Report.

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AMERISTOCK MUTUAL FUND, INC.

The SAI dated November 1, 2005 for the Fund, which includes additional information about the Fund, is incorporated by reference into this prospectus.  Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  The annual report discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  To obtain the SAI, the annual report, semi-annual report and other information without charge and to make shareholder inquires, call the Fund at (800) 394-5064 or visit the Fund’s Internet site at http://www.ameristock.com.

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.  You can call 202-942-8090 for information on the Public Reference Room’s operations and copying charges.

Ameristock Mutual Funds	Independent Registered Public
1320 Harbor Bay Parkway, Suite 145	Accounting Firm
Alameda, California 94502	Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Investment Adviser	Philadelphia, Pennsylvania 19103
Ameristock Corporation
1320 Harbor Bay Parkway, Suite 145	Transfer Agent, Administrator and
Alameda, California 94502	Bookkeeping and Pricing Agent
ALPS Mutual Funds Services, Inc.
Custodian	1625 Broadway, Suite 2200
U.S. Bank	Denver, Colorado 80202
425 Walnut Street
Cincinnati, Ohio 45202	Distributor
ALPS Distributors, Inc.
Legal Counsel	1625 Broadway, Suite 2200
Sutherland Asbill & Brennan LLP	Denver, Colorado 80202
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

Investment Company Act File No.: 811-09090

Funds distributed by ALPS Distributors, Inc.

AMERISTOCK MUTUAL FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2005

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Ameristock Mutual Fund, Inc. (the “Fund”) dated November 1, 2005.  Certain information from the Fund’s latest annual report is incorporated by reference in this Statement of Additional Information.  The Prospectus and this Statement of Additional Information omit certain information contained in the Fund’s registration statement filed with the SEC.  You may inspect copies of the registration statement, including items omitted from the Prospectus and this Statement of Additional Information at the Public Reference Room of the SEC at 450 5th Street, N.W., Washington, D.C.  20549, or obtain copies from the SEC by paying the charges prescribed under its rules and regulations.  It is also available on the SEC’s internet website at http://www.sec.gov.  To obtain a copy of the Fund’s Prospectus and Annual Report, without charge,  please write to the Fund at 1320 Harbor Bay Parkway, Suite 145, Alameda, CA  94502 or call (800) 394-5064.

TABLE OF CONTENTS

Investments and Risks
Management Agreement
Management of the Fund
Ownership of Shares
Portfolio Turnover
Portfolio Transactions and Brokerage
Share Redemptions
Net Asset Value
Distributor
Taxation of the Fund
Additional Information
Financial Statements

INVESTMENTS AND RISKS

Classification

The Fund is a diversified, open-end management investment company.

Information on the Fund’s Investments

The Fund has an investment objective of seeking total return through capital appreciation and current income by investing primarily in equity securities.  The principal investment strategies used by the Fund to pursue this objective, together with the principal risks of investing in the Fund, are described in the Prospectus under the heading “Risk/Return Summary.”

 Described below are (i) certain other investment strategies (including strategies to invest in particular types of securities)  which are not principal strategies and (ii) the risks of those strategies:

Securities Lending.  Securities lending allows the Fund to retain ownership of the securities loaned out and, at the same time, to earn additional income.  The Fund may lend portfolio securities constituting up to one-third of its total asset value (which includes collateral at market value computed at the time of making the loan).  Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will only be made to parties which have been rated within the two highest grades assigned by Standard & Poor’s or Moody’s, or which have been determined by the Investment Adviser to be of equivalent quality.  Furthermore, securities will only be lent if, in the judgment of the Investment Adviser, the consideration to be earned from such loans justifies the risk.

Under Securities and Exchange Commission (SEC) staff positions, the Fund may engage in loan transactions only under the following conditions: (i) the Fund must receive at least 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from a borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Investment Adviser must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash collateral received through loan transactions may be invested in any security in which the Fund is authorized to invest.  Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Repurchase Agreements.  The Fund may invest in repurchase agreements.  A repurchase agreement is an instrument under which the Fund acquires ownership of an obligation but the seller agrees, at the time of sale, to repurchase the obligation at a mutually agreed-upon time and price.  The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the interest rate on the purchased security.  The Fund will make payments for repurchase agreements only upon physical delivery or evidence of book entry transfer to the account of the custodian or bank acting as agent.  In the event of bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including:  (a) possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Illiquid Investments.  Illiquid investments are investments that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued.  Under the supervision of the Board of Directors, the Investment Adviser determines the liquidity of the Fund’s investments and, through reports from the Investment Adviser, the Board of Directors monitors investments in illiquid instruments.  In determining the liquidity of securities traded among institutional investors under SEC Rule 144A, the Investment Adviser may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).  The Fund may not invest in securities or other assets that are determined to be illiquid if more than 15% of the Fund’s net assets would be invested in such securities.

Foreign Exposure.  The Fund may invest in (i) stocks of U.S. headquartered companies having substantial foreign operations or (ii) foreign stocks.  These stocks involve certain inherent risks that are different from those of other companies, including political or economic instability of the foreign country or countries, diplomatic developments which could affect U.S. investments in those countries, changes in foreign currency and exchange rates and the possibility of adverse changes in investment or exchange control regulations.  As a result of these and other factors, these stocks may be subject to greater price fluctuations than securities of other companies.

In general, the Fund will invest in foreign companies through the purchase of American Depositary Receipts (“ADRs”), which are receipts typically issued by U.S. banks and traded in U.S. markets evidencing ownership of the underlying foreign securities into which they are convertible.  ADRs may be sponsored or unsponsored.  Unsponsored ADRs may be created without the participation of the foreign issuer, and holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR.  The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Foreign Currency Transactions.  In connection with its investments in securities traded in a foreign currency, the Fund may enter into forward contracts to purchase or sell an agreed upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract.  Under such an arrangement, concurrently with the entry into a contract to acquire a foreign security for a specified amount of currency, the Fund would purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the Fund would enter into similar forward currency transactions in connection with the sale of foreign securities.  The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received, the normal range of which is three to fourteen days.  These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit commensurately any potential gain that might result should the value of such currency increase during the contract period.

Options.  An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option.  An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller an amount of cash determined based on the difference between the closing price of the index and the exercise price of the option.  The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.  The Fund may write a call or put option only if the option is “covered”.  This means so long as the Fund is obligated as the writer of a call option, it will hold the underlying security subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as on the written call.  A put is covered if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price.  Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instruments on which they are purchased or sold.

The Fund’s purchase of a put option on a security might be designated to protect its holdings in the underlying instrument (or, in some cases a similar instrument) against substantial declines in the market value by giving the Fund the right to sell such instrument at the option exercise price.  The Fund’s purchase of a call option on a security or index might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income.  Even though the Fund will receive the option premium to help protect it against a loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.  The sale of put options can also provide income.

The value of the underlying securities on which the options may be written at any one time will not exceed 15% of the Fund’s total assets.  The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of the Fund’s total assets at the time of purchase.

The Fund’s ability to close out its position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the option market.  To help ensure a liquid market, the Fund generally will not purchase or sell options that are not listed on a national securities exchange.  Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of an exchange; (v) inadequacy of the facilities of an exchange to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded.  To the extent that the option markets close before the markets for the underlying instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Futures.  The Fund’s use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management, or other portfolio management purposes.  Typically, maintaining a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified asset (initial margin) which is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances).  Additional cash or assets (variation or maintenance margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates.  The purchase of an option on a futures contract involves payment of a premium for the option without any further obligation on the part of the Fund.  If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential variation or maintenance margin) for the resulting futures position just as it would for any position.  Futures contracts and options thereon are generally settled by entering into offsetting transactions, but there can be no assurance that the position can be offset prior to settlement at an advantageous price and that delivery will not occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the value of the face amount of the open futures contracts and options thereon would exceed 25% of the Fund’s total assets.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position.  The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position was closed, which could result in a decrease in the Fund’s net asset value.  The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day.  Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.  The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Segregated Accounts.  If the Fund enters into a futures contract or writes an option or an option on a futures contract, it will be required to segregate liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or financial instrument.  In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian.  The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

Fixed Income Securities.  The Fund may invest in fixed income securities (including bank certificates of deposit, bank checking accounts, and U.S. Government and Agency obligations).  All of the Fund’s fixed income securities must be rated within the top three categories of safety according to rating service companies like Standard & Poor’s, Moody’s, Fitch, or Duff & Phelps at the time of the investment or, if not rated, must then be determined by the Investment Adviser to be of comparable quality.  Fixed income securities prices fluctuate inversely with interest rate movements.  The Fund intends to hold only short term fixed income instruments (less than 1 year) which should help alleviate price fluctuations.  Other fixed income risk factors include default risk.

Other Investment Companies.  The Fund may invest in securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940.  The Fund intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of the Fund’s total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.  To the extent that the Fund invests in other investment companies, an investor in the Fund will bear not only his proportionate share of the expenses of the Fund but also indirectly similar expenses of the underlying investment companies in which the Fund invests.  These expenses consist of advisory fees, expenses related to the distribution of shares, brokerage commissions, accounting, pricing and custody expenses, printing, legal and audit expenses and other miscellaneous expenses.

Policies

Unless otherwise noted, whenever an investment policy states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such a standard or percentage will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset.  Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment objectives and policies.

The Fund’s fundamental investment policies cannot be changed without approval by a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940) of the Fund.  The following are the fund’s fundamental investment policies set forth in their entirety.  The Fund may not:

1)             purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry;

2)             purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of the value of the Fund’s total assets at market to be invested in the securities of such issuer (other than obligations of the United States government and its instrumentalities);

3)             purchase the securities of an issuer if, as a result the Fund would own more than 10% of the outstanding voting securities of such issuer;

4)             issue senior securities, except as permitted under the Investment Company Act of 1940;

5)             borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).  Any borrowings that come to exceed this amount will be reduced within three days (not including weekends or holidays) to the extent necessary to comply with the 33 1/3% limitation;

6)             act as an underwriter of securities issued by others, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

7)             make loans, although the Fund may invest in debt securities and lend portfolio securities;

8)             invest in securities or other assets that the Board of Directors determines to be illiquid if more than 15% of the Fund’s net assets would be invested in such securities;

9)             (a) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities), (b) invest in oil, gas, or mineral exploration or development programs or leases, or (c) purchase securities on margin.

10)           purchase or sell real estate or make real estate mortgage loans or invest in real estate limited partnerships, except that the Fund may purchase and sell securities issued by entities engaged in the real estate industry or instruments backed by real estate.

11)           invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years operation (including predecessors).

12)           invest more than 5% of its assets (valued at time of investment) in securities that are not marketable.

13)           make loans, except the Fund may (i) purchase and hold debt securities in accordance with its investment objective and policies, and (ii) engage in securities lending as described in the Prospectus and in the Statement of Additional Information.

The foregoing restrictions may not be changed without the approval of a majority of the Fund’s outstanding voting securities.  As used in the Statement of Additional Information, a majority of the Fund’s outstanding voting securities means the lesser of (a) more than 50% of the Fund’s outstanding voting securities or (b) 67% or more of the voting securities present at a meeting at which more than 50% of the outstanding voting securities are present or represented by proxy.

MANAGEMENT AGREEMENT

The Fund’s investment adviser is Ameristock Corporation, 1320 Harbor Bay Parkway, Suite 145, Alameda, California  94502 (the “Investment Adviser”).  The Investment Adviser is a wholly-owned subsidiary of Wainwright Holdings, Inc (“Wainwright”).  Nicholas D. Gerber, President of the Investment Adviser, controls Wainwright by virtue of his ownership of Wainwright’s shares.  Wainwright is a holding company that, in addition to owning the Investment Adviser, owns an insurance company organized under Bermuda law and a single member limited liability company formed in the State of Delaware for the purpose of being a commodities pool operator.

Under the Management Agreement with the Fund, the Investment Adviser acts as Investment Adviser and, subject to the supervision of the Board of Directors, directs the investments of the Fund in accordance with the Fund’s investment objective, policies, and limitations.  The Investment Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, and compensates all officers of the Fund, all Directors who are “interested persons” of the Fund or the Investment Adviser, and all personnel of the Fund or of the Investment Adviser performing services relating to research, statistical, and investment activities.

The Investment Adviser pays all operating expenses of the Fund except for brokerage, taxes, interest, non-interested director’s fees, and extraordinary expenses (including, without limitation, litigation and indemnification costs and expenses).

For the services of the Investment Adviser, the Fund pays as compensation a fee, accrued daily and payable monthly, at an annual rate of 1.00% of the Fund’s average net assets up to $100 million and .75% of average net assets thereafter.  For the fiscal years ended June 30, 2005, 2004 and 2003, the Fund paid fees to the Investment Adviser in the amounts of $12,527,277, $13,930,733 and $10,470,855, respectively.

The Investment Adviser has agreed to waive a portion of its advisory fee for the Fund in the amount of 0.05% of the Fund’s average net assets in excess of $2 billion.  This waiver will remain in effect until at least June 30, 2006.  Thereafter, the Investment Adviser may revoke the waiver at any time on at least sixty (60) days’ notice to the Fund.  This waiver did not result in any reduction in the Investment Adviser’s fee for the fiscal year ended June 30, 2005, as the Fund’s assets did not exceed $2 billion at any time during such fiscal year.

The Investment Adviser is responsible for voting proxies on securities held by the Fund.  Under the Investment Adviser’s Proxy Voting Guidelines, proxies are voted in the best long-range financial interest of the Fund as determined by the Fund’s portfolio managers.  In general, routine matters are voted in accordance with management recommendations.  The Proxy Voting Guidelines also include specific guidelines for voting on certain types of proxy issues, including anti-greenmail proposals, social and political proposals, and proposals relating to shareholder reporting and financial controls.  Because of the limited scope of the business of the Investment Adviser and its affiliates, the Investment Adviser does not expect conflicts between the interests of the Fund and those of the Investment Adviser with respect to voting proxies to arise frequently.  Information regarding how the Fund voted proxies during the 12-month period ended June 30, 2004 is available (1) without charge through the Fund’s website at http://www.ameristock.com (from the home page, click on Ameristock Mutual Fund), and (2) on the Commission’s website at http://www.sec.gov.

ALPS Mutual Funds Services, Inc. 1625 Broadway, Suite 2200, Denver, Colorado 80202 (“ALPS Services”) provides certain administrative services to the Fund pursuant to an Administration Agreement between ALPS Services and the Fund.  These services include assisting in maintaining office facilities, furnishing clerical services, compiling data for, preparing and filing certain notices to the Securities and Exchange Commission, coordinating execution and filing of tax returns by the Fund’s independent accountant, assisting with the preparation of reports to the Fund’s shareholders and registration statements for the Fund, monitoring expense accruals and payment of expenses on proper authorization from the Fund, monitoring the Fund’s status as a regulated investment company, maintaining the Fund’s fidelity bond, monitoring compliance with the policies and limitations of the Fund as set forth in the Prospectus and Statement of Additional Information and generally assisting in the Fund’s operations.  ALPS Services also acts as transfer agent for the Fund pursuant to a Transfer Agency and Service Agreement with the Fund.  ALPS Services also acts as bookkeeping and pricing agent for the Fund pursuant to a Fund Accounting and Services Agreement between ALPS Services and the Fund.  All of the fees and expenses payable to ALPS Services under such agreements and to ALPS Distributors, Inc. under the Distribution Agreement (see “Distribution” below) with respect to the Fund and to another fund managed by the Investment Adviser are paid by the Investment Adviser pursuant to an Amended Combined Fee Agreement.  Total fees paid thereunder to ALPS Services and ALPS Distributors, Inc. by the Investment Adviser during the fiscal years ended June 30, 2005, June 30, 2004 and June 30, 2003 were $1,021,750, $1,094,688 and $953,398, respectively.

Portfolio Managers

Mr. Nicholas D. Gerber and Mr. Andrew Ngim serve as the portfolio managers of the Fund.  Neither Mr. Gerber nor Mr. Ngim serve as portfolio manager for any other accounts.  The portfolio managers receive compensation from the Investment Adviser in the form of salary and ordinary employee benefits, and do not receive bonuses based on Fund performance or otherwise, although they are likely to benefit indirectly from favorable Fund performance as shareholders of Wainwright, the Investment Adviser’s parent company, to the extent that favorable Fund performance may result in an increase in the value of Wainwright and its shares.  The following table sets forth the dollar range of Fund shares beneficially owned by each portfolio manager as of June 30, 2005:

Portfolio Manager	Dollar Range of Fund’s Equity Securities*
Nicholas D. Gerber	$100,001 – $500,000
Andrew Ngim	$100,001 – $500,000

*Based on June 30, 2005 net asset value of $39.66 per share.

MANAGEMENT OF THE FUND

Board of Directors

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors in accordance with the laws of the State of Maryland.  Information pertaining to the directors and officers of the Fund is set forth below.  Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) are referred to as “independent directors.”  Directors who are deemed to be interested persons of the Fund as defined in the 1940 Act are referred to as “interested directors”.

Name, Address, and Age(1)	Position(s) Held with the Fund	Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(3)	Other Directorships Held by Director(4)

INDEPENDENT DIRECTORS

Alev Efendioglu, PhD. (63)	Director	Since 1995	Professor of Management, School of Business and Management, University of San Francisco (1977-Present).	2	0

Name, Address, and Age(1)	Position(s) Held with the Fund	Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(3)	Other Directorships Held by Director(4)

Stephen J. Marsh (52)	Director	Since 1995	President, Bridgeway Cellars, Inc. (wine merchant/distributor) (2003-Present). Senior Vice President, FMV Opinions, Inc. (appraisal firm) (1998-2003).	2	0

Steven A. Wood (57)	Director	Since 2001	President and Chief Economist, Insight Economics, LLC (economic consulting firm) (2003-Present). Chief Economist, Financial Oxygen (capital markets technology company) (2001-2003). Senior Economist, Bank of America Securities (1985-2000).	2	0

INTERESTED DIRECTORS

Nicholas D. Gerber (43)(5)	Chairman, President, Treasurer, Chief Legal Officer and Director	Since 1995	President, Ameristock Corporation (investment advisory firm); Portfolio Manager of the Fund. President, Wainwright Holdings, Inc., and Chief Investment Officer, Lyons Gate Reinsurance Ltd. (2004-Present)	2	0

Andrew Ngim (45)(5)	Director	Since 1995	Managing Director, Ameristock Corporation (1999-Present) and Portfolio Manager of the Fund (2000-Present).	1	0

OFFICERS

Howard Mah (41)	Secretary and Chief Compliance Officer	Secretary since 1995; Chief Compliance Officer since 2004	Compliance Officer of the Investment Adviser (2000-Present). Tax and financial consultant in private practice (1995-Present).	N/A	N/A

Kim Storms (33) ALPS Mutual Fund Services, Inc. 1625 Broadway Suite 2000 Denver, CO 80202	Assistant Secretary	Since 2005	Director of Fund Administration (2004-Present) and Fund Controller (1999-2004), ALPS Mutual Fund Services, Inc.(6)	N/A	N/A

(1)   Each director or officer may be contacted by writing to the director or officer, c/o Ameristock Funds, 1320 Harbor Bay Parkway, Suite 145, Alameda, CA 94502.

(2)   Each director holds office for an indefinite term until the earlier of (i) the election of his successor or (ii) the date the director dies, resigns or is removed.

(3)   The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person.  In addition to the Fund, the Directors oversee Davis Park Series Trust, which currently has no series in operation.

(4)   Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

(5)   Nicholas D. Gerber and Andrew Ngim are “interested persons” by reason of their positions as President and Managing Director, respectively, of the Investment Adviser.

(6)   ALPS Mutual Fund Services, Inc. is the Administrator, Bookkeeping and Pricing Agent and Transfer Agent for the Fund, and is an affiliated person of ALPS Distributors, Inc., the Distributor of the Fund.

Compensation

The directors of the Fund who are employees or directors of the Investment Adviser receive no compensation from the Fund.  Each of the independent directors is paid $28,000 per year for his services to the Fund and Davis Park Series Trust, and is reimbursed for the expenses of attending Board meetings and for certain educational expenses.  Compensation paid to independent directors for the last fiscal year of the Fund is set forth below.

				Total
				Compensation
	Aggregate	Pension or	Estimated	From Fund and
	Compensation From	Retirement	Annual Benefits	Fund Complex
Director	the Fund	Benefits	upon Retirement	Paid to Directors*

Alev Efendioglu, Ph.D.	$27,895	$0	$0	$28,000
Stephen J. Marsh	$27,895	$0	$0	$28,000
Steven A. Wood	$27,895	$0	$0	$28,000

*  Includes amounts paid by the Investment Adviser that were allocable to the Ameristock Focused Value Fund, a series of Davis Park Series Trust that was liquidated in January 2005.

Share Ownership

The following table sets forth the dollar range of shares beneficially owned by each director as of December 31, 2004:

Director	Dollar Range of Equity Securities in Ameristock Mutual Fund, Inc.*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies overseen by Director in Family of Investment Companies
Alev Efendioglu, Ph.D.	$10,001 - $50,000	$50,001 - $100,000
Nicholas D. Gerber	Over $100,000	Over $100,000
Stephen J. Marsh	$50,001 - $100,000	Over $100,000
Andrew Ngim	Over $100,000	Over $100,000
Steven A. Wood	$1 - $10,000	$1 - $10,000

*Based on December 31, 2004 net asset value of $40.54 per share.

Board Committees

The Board of Directors of the Fund has established an Audit Committee that is made up of each of the Fund’s independent directors.  The Board has adopted a formal written charter for the Audit Committee.  The role of the Audit Committee includes oversight of the Fund’s accounting and financial reporting policies and practices, its internal controls and procedures for financial reporting and, as appropriate, the internal controls of service providers; consideration of the provision of audit and any non-audit services by the Fund’s independent accountants, and oversight of the quality and objectivity of the Fund’s financial statements and the independent audit thereof.  During the fiscal year ended June 30, 2005, the Audit Committee held two meetings.

The Board has also established a Fair Value Committee made up of Mr. Gerber, Mr. Efendioglu and Mr. Wood.  The role of the Fair Value Committee is to monitor and review the Fund’s pricing procedures and make determinations of “fair value” where market quotations are not readily available.  The Fair Value Committee did not meet during the fiscal year ended June 30, 2005.

Code of Ethics

The Fund, the Investment Adviser and ALPS Distributors, Inc. each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940.  The Code of Ethics of the Fund and the Investment Adviser permits personnel subject to such Code to invest in securities that may be purchased or held by the Fund, except that (i) such person may not purchase or sell any security on a day during which, to his knowledge, the Fund has a pending “buy” or “sell” order in that same security until that order is executed or withdrawn and (ii) no portfolio manager of the Fund shall buy or sell a security within at least seven calendar days before or after the Fund trades in that security.  The Code of Ethics of ALPS Distributors, Inc. permits personnel subject to such Code to invest in securities that may be purchased or held by the Fund, except that such person may not purchase or sell any security which he or she knows or should have known at the time of purchase or sale is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

OWNERSHIP OF SHARES

The following persons were known by the Fund to be holders of record or beneficially of 5% or more of the Fund as of August 22, 2005:

Name and Address	Percentage Held

National Financial Services* 1 World Trade Center 200 Liberty Street New York, NY 10281	18.56%

Charles Schwab & Co., Inc.* 9601 E. Panorama Circle Mail Stop DEN2-02-052 Englewood, CO 80112	58.08%

* Share held in “street name” for the benefit of others.

As of August 22, 2005, all officers and directors as a group beneficially owned less than 1% of the outstanding shares of the Fund.

PORTFOLIO TURNOVER

A greater rate of portfolio turnover may be experienced during periods of marketplace volatility which necessitates more active trading.  A higher portfolio turnover rate involves greater transaction costs to the Fund and may result in the realization of net capital gains which would be taxable to shareholders when distributed.  For the fiscal years ended June 30, 2005 and 2004, the Fund’s turnover was 0% and 5.96%, respectively.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rate are made by the Investment Adviser.  Transactions on United States stock exchanges involve the payment by the Fund of negotiated brokerage commissions.  There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up.  In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker to execute each transaction, the Investment Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis; and the willingness of the broker to make cash payments to the Fund for orders.  Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified, as determined in good faith by the Investment Adviser, by other aspects of the portfolio execution services offered.  The Investment Adviser does not normally consider research services, including economic data and statistical information about companies and industries, provided by brokers as a factor in the selection of brokers, although the Investment Adviser may receive such research services from time to time, and may consider such services as a factor in the selection of brokers in the future.

The Ameristock Mutual Fund, Inc. paid brokerage commissions in the amounts of $310,656, $130,617 and $105,439 for the fiscal years ended June 30, 2005, 2004 and 2003, respectively.  Differences in brokerage commissions paid during the fiscal year ended June 30, 2005 compared to prior periods are primarily the result of the increased sales of portfolio securities by the Fund that were necessary to meet redemption requests.

DISCLOSURE OF FUND HOLDINGS

The Board of Directors has approved policies and procedures with respect to the disclosure of the Fund’s portfolio securities to any person (the “Portfolio Holdings Procedures”) as part of its approval of the Fund’s overall compliance policies and procedures, and will periodically review the Portfolio Holdings Procedures as part of its review of the compliance policies and procedures.  Under the Portfolio Holdings Procedures, non-public information about the Fund, such as Fund holdings, may be disclosed to any third party without contemporaneous disclosure to the general public only if (i) an officer of the Fund determines that there is a legitimate business purpose for the disclosure; and (ii) written assurances are obtained from the third party that the information will be kept confidential and that persons with access to the information will not use it to trade securities.  A legitimate business purpose includes disseminating or providing access to portfolio information to (i) the Fund’s service providers (e.g., ALPS Services and the Fund’s custodian and independent accountants) in order for the service providers to fulfill their contractual duties to the Fund; and (ii) brokers and dealers that execute transactions for the purchase or sale of portfolio securities.  Other than with the Fund’s service providers, no arrangements are currently in place under which non-public information about the Fund’s holdings is made available on an ongoing basis.  No person associated with the Fund, the Investment Adviser or any service provider for the Fund may receive any compensation or other consideration in connection with the disclosure of non-public information about the Fund.

In addition to disseminating its complete holdings to shareholders in the Fund’s Annual and Semiannual Reports and filing its complete holdings with the SEC on a quarterly basis in accordance with applicable law, the Fund may directly communicate (e.g., by e-mail or U.S. mail) the Fund’s holdings as of the end of each month to certain shareholders, financial intermediaries and others within several business days after month-end.  These communications will be sent so that they will be received no earlier than the day after the holdings information is effectively made public by posting on the Fund’s website (www.ameristock.com).

SHARE REDEMPTIONS

The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period by the Fund, under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for the Fund to determine the fair value of its net assets; and (3) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

The value of shares of the Fund on redemption may be more or less than the shareholder’s cost, depending upon market value of the Fund’s assets at the time.  Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.  Should a redemption exceed such limitation, the Fund may deliver, in lieu of cash, readily marketable securities from its portfolio.  The securities delivered will be selected at the sole discretion of the Fund, will not necessarily be representative of the entire portfolio and may be securities which the Fund would otherwise sell.  The redeeming shareholder will usually incur brokerage costs in converting the securities to cash.  The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined.

NET ASSET VALUE

Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m. New York time) on each business day.  The net asset value per share of the Fund is computed by dividing the value of the Fund’s net assets by the total number of shares of the Fund outstanding.

The Fund has adopted pricing procedures by which the Fund will value various types of portfolio securities in determining its net asset value.  Set forth below is a summary of procedures used to value certain portfolio securities most commonly held by the Fund.

All equity securities that are traded on a national securities exchange are valued at the last sale price at the time of the close of the New York Stock Exchange (“NYSE”).  If on a particular day an exchange-listed security does not trade, then the mean between the closing bid and asked prices will be used.  If market quotations are not readily available, then the “fair value” of such security will be determined as described below.

For securities traded on NASDAQ, the NASDAQ Official Closing Price or NASDAQ Closing Cross price is used, whichever is available.  All non-NASDAQ equity securities that are not traded on a national securities exchange are valued at the last sale price at the close of business on the NYSE.  If a non-exchange listed security does not trade on a particular day, or if a last sale price, Official Closing Price, or Closing Cross price is not available, then the mean between the closing bid and asked prices will be used.  If no reliable market value can be determined for a non-exchange listed security under this paragraph, a “fair value” will be determined as described below.

Foreign securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service or reporting agency.  Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded.  In certain countries market maker prices are used since they are the most representative of the daily trading activity.  Market maker prices are usually the mean between the bid and asked prices.  Certain markets are not closed at the time that the funds price portfolio securities.  In these situations, “snapshot” prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate.  Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise “fair value” will be determined.

When market quotations for a portfolio security are not “readily available,” the Fund is required by law to value such security at “fair value” as determined in good faith by the Fund’s Board of Directors.  Securities for which market quotations are not “readily available” may include (i) restricted or illiquid securities, (ii) securities as to which significant events have occurred between the time of the market quotation and the valuation of the Fund’s net asset value which may materially impact the Fund’s net asset valuation, (iii) securities as to which trading has been halted or suspended or the security has not traded since the prior day, or there is a thin market in the security, or (iv) securities as to which the primary trading market has been closed at a time when under normal conditions it would be open.  The Board of Directors has adopted procedures for determining the “fair value” of such securities.  The Fair Value Committee of the Board, consisting of a member of the Board employed by the Adviser and two non-interested Board members, will make determinations of “fair value” in accordance with such procedures.  The use of such “fair value” procedures may result in the Fund’s net asset value on a given day being higher or lower than the net asset value which would have resulted if such procedures were not used.

DISTRIBUTOR

Shares of the Fund are offered continuously on a best-efforts basis by ALPS Distributors, Inc., a registered NASD broker-dealer (“ALPS”).  The address of ALPS is 1625 Broadway, Suite 2200, Denver, Colorado 80202.  Pursuant to the Distribution Agreement between the Fund and ALPS, ALPS has agreed to hold itself available to receive orders for the purchase of the Fund’s shares, to accept such orders on behalf of the Fund and to promptly transmit such orders to the Fund’s transfer agent.  ALPS does not receive any commissions or other compensation for the sale of shares of the Fund other than the compensation paid by the Investment Advisor that may be deemed to be paid to ALPS pursuant to the Combined Fee Agreement.  ALPS is not obligated to sell any certain number of shares.

TAXATION OF THE FUND

The Fund intends to qualify each year as a “regulated investment company” under the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.  In order to so qualify, the Fund has to satisfy certain sources of income, asset diversification, and income distribution rules.  Qualification as a regulated investment company will result in the Fund’s paying no income taxes on net investment company taxable income and realized net capital gains distributed to shareholders.  The Fund will be subject to a non-deductible 4% U.S. federal excise tax to the extent it does not distribute at least the sum of 98% of its ordinary income and 98% of its relevant capital gain income, but will generally endeavor to avoid any such tax.  If the “regulated investment company” requirements are not met, the Fund will not receive special tax treatment and will pay federal income tax on all its income (without regard to any dividends or capital gain distributions made to shareholders), thus reducing the total return of the Fund.  In that event, all distributions to shareholders will be taxed as ordinary dividends (to the extent of the Fund’s current and accumulated tax earnings and profits), subject to taxation at a maximum rate of 15 percent.

Statements as to the tax status of each shareholder’s dividends and distributions will be mailed annually by the Fund’s transfer agent.  Shareholders are urged to consult their own tax advisors regarding specific questions as to Federal, state or local taxes.

ADDITIONAL INFORMATION

The Ameristock Mutual Fund, Inc. is an open-end management investment company organized as a Maryland corporation on June 15, 1995. The Fund’s Articles of Incorporation authorizes the Board of Directors to issue up to 100 million shares of common stock, par value $.005 per share. Each share of the Fund has equal voting, dividend, distribution and liquidation rights. In the event that the Ameristock Corporation ceases to be the investment adviser to the Fund, the right of the Fund to use the identifying name “Ameristock” may be withdrawn.

U.S. Bank, 425 Walnut Street, Cincinnati, Ohio  45202, is the custodian of the assets of the Fund. The custodian is responsible for the safekeeping of the Fund’s assets and the appointment of sub-custodians and clearing agencies. The custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Investment Adviser, its officers and directors, and the Fund’s officers and directors may from time to time have transactions with various banks, including banks serving as custodians for assets advised by the Investment Adviser.

ALPS Services provides transfer agent and shareholder services for the Fund.

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103 (the “Independent Accountants”) serve as the independent registered public accounting firm for the Fund.  The Independent Accountants conduct the audit of the Fund’s annual financial statements and prepare the Fund’s tax returns.  The Independent Accountants have no part in the management or investment decisions of the Fund.

FINANCIAL STATEMENTS

The financial statements in the June 30, 2005 Annual Report of the Fund are incorporated in this Statement of Additional Information by reference.  The financial statements in the Annual Report for the periods ended June 30, 2005 and June 30, 2004 have been audited by Tait, Weller & Baker, whose report thereon appears in the Annual Report.  Financial information in the Annual Report for prior periods were audited by another independent accounting firm.  You can obtain additional copies of the Annual Report at no charge by writing or telephoning the Fund at the address or number on the front page of this Statement of Additional Information.